SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
OF
WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
For Intrinsic Value Fund

Effective immediately, the sub-advisory rates for the Wells Fargo Advantage Intrinsic Value Fund is replaced with the following:

Fund	Sub-Adviser	Fee
Intrinsic Value Fund	MWCM	First $250 million	0.350%
		Next $250 million	0.325%
		Next $2 billion	0.300%
		Next $2 billion	0.275%
		Over $4.5 billion	0.250%

April 1, 2011